UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2018 (January 4, 2018)

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CHINA LONGYI GROUP INTERNATIONAL HOLDINGS LIMITED
(Exact name of Company as specified in its charter)

New York	000-30183	13-3874771
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8/F East Area
Century Golden Resources Business Center
69 Banjing Road
Haidian District Beijing
People’s Republic of China, 100089
(Address of principal executive offices) (Zip Code)

(86)-10-884-52568
Company’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

ITEM 4.01	CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm.

(i)

On January 4, 2018, China Longyi Group International Holdings Limited (the “Company”) dismissed its independent registered public accounting firm, Anton & Chia LLP (“Anton & Chia”). The dismissal of Anton & Chia was approved by the board of directors of the Company.

(ii)

Anton & Chia was engaged as the Company’s independent registered public accounting firm on April 7, 2016. During its engagement with the Company, Anton & Chia issued one auditor’s report on the Company's consolidated financial statements as of and for the year ended December 31, 2016, which contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report included an explanatory paragraph that described factors that raised substantial doubt about the Company’s ability to continue as a going concern.

(ii)

During the Company’s two most recent fiscal years (ended December 31, 2017 and 2016) and during the subsequent interim period through January 4, 2018, there were (1) no disagreements with Anton & Chia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Anton & Chia, would have caused Anton & Chia to make reference to the subject matter of the disagreements in connection with its report, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

(v)

On January 5, 2018 the Company provided Anton & Chia with a copy of this Current Report and has requested that it furnish the Company with a letter addressing to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm

(i)

Concurrent with the decision to dismiss Anton & Chia as the Company’s independent auditor, the board of directors of the Company approved the engagement of ZH CPA LLP (“ZH”) as the Company’s new independent registered public accounting firm.

(ii)

During the Company’s two most recent fiscal years ended December 31, 2017 and 2016 and through the subsequent interim period to January 4, 2018, the Company did not consult ZH with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company or oral advice was provided that ZH concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (b) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit No.	Description

16.1	Letter of Anton & Chia, dated January 10, 2018 to the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Longyi Group International Holdings Limited

Dated: January 10, 2018	By:	/s/ Jie Chen
Jie Chen, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Anton & Chia, dated January 10, 2018 to the U.S. Securities and Exchange Commission.